FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of September 9, 2015 among PNM RESOURCES, INC., a New Mexico corporation (the "Borrower"), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
R E C I T A L S
WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of October 31, 2011 (as amended by the First Amendment to Credit Agreement, dated as of January 18, 2012, the Second Amendment to Credit Agreement, dated as of October 31, 2013, the Third Amendment, dated as of December 17, 2014 and as otherwise amended or modified from time to time, the "Credit Agreement");
WHEREAS, the Borrower has requested a modification to the Credit Agreement as described below; and
WHEREAS, the Lenders party hereto are willing to agree to such modification, subject to the terms set forth herein as more fully set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
A G R E E M E N T
1.    Amendments to Credit Agreement.
(a)The first sentence of the definition of “Applicable Percentage” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“Applicable Percentage” means, for Eurodollar Loans, LIBOR Market Index Rate Swing Line Loans, L/C Fees, Base Rate Loans and Commitment Fees, the appropriate applicable percentages, in each case (subject to the exception indicated below), corresponding to the Debt Rating of the Borrower in effect as of the most recent Calculation Date as shown below:
(b)    The following definitions in Section 1.1 of the Credit Agreement are amended and restated in their entirety to read as follows:
"Change of Control" means the occurrence of any of the following: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all Capital Stock that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of twenty-five (25%) of the Capital Stock of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); (b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Borrower, or control over the Voting Stock of the Borrower on a fully-diluted basis (and taking into account all such Voting Stock that such Person or group has the right to acquire pursuant to any option right) representing twenty-five (25%) or more of the combined voting power of such Voting Stock.

“Debt Rating” means, with respect to any Person, the long term, senior, unsecured non-credit enhanced debt rating of such Person by S&P or Moody’s, as applicable; provided, however, that if neither S&P nor Moody’s issues a long term, senior, unsecured non-credit enhanced rating of such Person, then (a) the Debt Rating shall be such Person’s issuer corporate credit rating by S&P or Moody’s, as applicable, and (b) for purposes of determining the applicable pricing level in the definition of Applicable Percentage, the Debt Rating of the Borrower shall be deemed to be the lesser of (x) the actual Debt Rating of the Borrower and (y) one level lower than the Debt Rating of PSNM (e.g., if the Debt Rating of PSNM by S&P is BBB then the Debt Rating of the Borrower by S&P pursuant to this clause (b) can be no greater than BBB-).

2.    Effectiveness; Conditions Precedent.

This Amendment shall be effective on the date upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower and the Required Lenders.

3.    Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each party hereto acknowledges and consents to the modifications set forth herein and agrees that, other than as explicitly set forth in Section 1 above, this Amendment does not impair, reduce or limit any of its obligations under the Credit Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Credit Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

4.    Authority/Enforceability. The Borrower represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.
5.    Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties of the Borrower set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, unless they specifically refer to an earlier date and except that, for purposes of the foregoing, the references to “December 31, 2013” in Section 6.7(a) of the Credit Agreement are hereby amended to “December 31, 2014,” (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Credit Documents, or to the extent it has any, they are hereby released in consideration of the Lenders party hereto entering into this Amendment.
6.    No Conflicts. The Borrower represents and warrants that the execution and delivery of this Amendment, the consummation of the transactions contemplated herein and in the Credit Agreement (before and after giving effect to this Amendment), and the performance of and compliance with the terms and provisions hereof by the Borrower will not (a) violate, contravene or conflict with any provision of its articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation (including, without limitation, Regulation U and Regulation X), order, writ, judgment, injunction, decree or permit applicable to the Borrower, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which the Borrower is a party or by which it or its properties may be bound, the violation of which would have or would reasonably be expected to have a Material Adverse Effect or (d) result in or require the creation of any Lien upon or with respect to the Borrower's properties.
7.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy or by electronic format (pdf) shall be effective as an original.
8.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BORROWER:

PNM RESOURCES, INC.,
a New Mexico corporation
By:    /s/ Elisabeth Eden
Name:     Elisabeth Eden
Title:     Vice President & Treasurer

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, as a Lender and as an L/C Issuer
By:    /s/ Gregory R. Gredvig
Name:     Gregory R. Gredvig
Title:     Vice President

LENDERS:
MUFG UNION BANK, N.A.,
as a Lender and an L/C Issuer

By:    /s/ Paul V. Farrell
Name:     Paul V. Farrell
Title:     Managing Director

CITIBANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

MORGAN STANLEY BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

ROYAL BANK OF CANADA,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

SUNTRUST BANK,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

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LENDERS:
MUFG UNION BANK, N.A.,
as a Lender and an L/C Issuer

By:_____________________________________
Name:___________________________________
Title:____________________________________

CITIBANK, N.A.,
as a Lender

By:    /s/ Damien Lipke
Name:     Damien Lipke
Title:     Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

MORGAN STANLEY BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

ROYAL BANK OF CANADA,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

SUNTRUST BANK,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

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LENDERS:
MUFG UNION BANK, N.A.,
as a Lender and an L/C Issuer

By:_____________________________________
Name:___________________________________
Title:____________________________________

CITIBANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Helen D. Davis
Name:     Helen D. Davis
Title:     Vice President

MORGAN STANLEY BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

ROYAL BANK OF CANADA,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

SUNTRUST BANK,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

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LENDERS:
MORGAN STANLEY BANK, N.A.,
as a Lender

By:    /s/ Dmitriy Barskiy
Name:     Dmitriy Barskiy
Title:     Authorized Signatory

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LENDERS:
MUFG UNION BANK, N.A.,
as a Lender and an L/C Issuer

By:_____________________________________
Name:___________________________________
Title:____________________________________

CITIBANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

MORGAN STANLEY BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

ROYAL BANK OF CANADA,
as a Lender

By:    /s/ Ben Thomas
Name:     Ben Thomas
Title:     Authorized Signatory

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

SUNTRUST BANK,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

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LENDERS:
MUFG UNION BANK, N.A.,
as a Lender and an L/C Issuer

By:_____________________________________
Name:___________________________________
Title:____________________________________

CITIBANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

MORGAN STANLEY BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

ROYAL BANK OF CANADA,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Keven D Smith
Name:     Keven D Smith
Title:     Senior Vice President

SUNTRUST BANK,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

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LENDERS:
MUFG UNION BANK, N.A.,
as a Lender and an L/C Issuer

By:_____________________________________
Name:___________________________________
Title:____________________________________

CITIBANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

MORGAN STANLEY BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

ROYAL BANK OF CANADA,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

SUNTRUST BANK,
as a Lender

By:    /s/ Andrew Johnson
Name:     Andrew Johnson
Title:     Director

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

THE BANK OF NEW YORK MELLON,
as a Lender

By:    /s/ Mark W. Rogers
Name:     Mark W. Rogers
Title:     Vice President

BOKF, d/b/a BANK OF ALBUQUERQUE,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

THE BANK OF NEW YORK MELLON,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

BOKF NA, d/b/a BANK OF ALBUQUERQUE,
as a Lender

By:    /s/ John Valentine
Name:     John Valentine
Title:     SVP

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